Subsequent Events/Other	12 Months Ended
Dec. 31, 2011
Subsequent Events Other [Abstract]
Subsequent Events/Other
Subsequent Events/Other
Subsequent Events
Subsequent to December 31, 2011, the Company:

•	Acquired two land parcels for $12.2 million;

•	Sold one property consisting of 704 apartment units for $94.8 million;

•	Repaid $31.5 million in mortgage loans;

•	Issued 2.1 million Common Shares at an average price of $59.47 per share for total consideration of $123.6 million under the ATM program, leaving 7.1 million shares available for issuance;

•	Terminated its $1.0 billion bridge loan facility in connection with the amendment to the revolving credit facility and the execution of the term loan facility discussed below;

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Amended its $1.25 billion unsecured revolving credit facility to increase available borrowings by $500.0 million to $1.75 billion with all other terms, including the July 13, 2014 maturity date, remaining the same; and

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Entered into a new senior unsecured $500.0 million delayed draw term loan facility which is currently undrawn and may be drawn anytime on or before July 4, 2012. If the Company elects to draw on this facility, the full amount of the principal will be funded in a single borrowing and the maturity date will be January 4, 2013, subject to two one-year extension options exercisable by the Company. The interest rate on advances under the new term loan facility will generally be LIBOR plus a spread (currently 1.25%), which is dependent on the credit rating of the Company's long term debt.

Other
During the years ended December 31, 2011, 2010 and 2009, the Company incurred charges of $9.5 million, $6.6 million and $1.7 million, respectively, related to property acquisition costs, such as survey, title and legal fees, on the acquisition of operating properties and $5.1 million, $5.3 million and $4.8 million, respectively, related to the write-off of various pursuit and out-of-pocket costs for terminated acquisition, disposition and development transactions. These costs, totaling $14.6 million, $11.9 million and $6.5 million, respectively, are included in other expenses in the accompanying consolidated statements of operations.

During the year ended December 31, 2011, the Company received $4.5 million for the termination of its royalty participation in LRO/Rainmaker, a revenue management system, which is included in interest and other income in the accompanying consolidated statements of operations. During the year ended December 31, 2010, an arbitration panel awarded commissions, interest and costs in the amount of $1.7 million to the listing and marketing agent related to 38 potential condo sales at one of the Company’s properties. In addition, during 2011, 2010 and 2009, the Company received $0.8 million, $5.2 million and $0.2 million, respectively, for the settlement of litigation/insurance claims, which are included in interest and other income in the accompanying consolidated statements of operations.

During the year ended December 31, 2011, the Company disposed of its corporate housing business for a sales price of approximately $4.0 million, of which the Company provided $2.0 million of seller financing to the buyer. At the time of sale, the full amount of the seller financing was reserved against and the related gain was deferred. The Company subsequently collected $0.2 million on this note receivable and has recognized a cumulative net gain on the sale of approximately $1.2 million.

On December 2, 2011, the Company entered into a contract with affiliates of Bank of America and Barclays PLC to acquire, for $1.325 billion, half of their interests - an approximately 26.5% interest overall - in Archstone, a privately-held owner, operator and developer of multifamily apartment properties. On January 20, 2012, Lehman Brothers, the other owner of Archstone, acquired this 26.5% interest pursuant to a right of first offer and as a result, the Company's contract with the sellers was terminated. The Company now has the exclusive right, exercisable on or before April 19, 2012, to contract to purchase the remaining 26.5% interest in Archstone owned by the same sellers for a price, determined by the Company, equal to $1.485 billion or higher. Any purchase of the remaining interest by the Company would also be subject to Lehman's right of first offer, and if Lehman were to exercise such right, the Company would be entitled to a break-up fee of $80.0 million, subject to repayment in certain limited circumstances. In 2011, the Company incurred Archstone-related expenses of approximately $4.4 million. Approximately $2.6 million of this total was financing-related and $1.8 million was pursuit costs.

During the year ended December 31, 2010, the Company recorded a $45.4 million non-cash asset impairment charge on two parcels of land held for development as a result of changes in the Company’s future plans for those parcels. The Company now intends to sell one parcel in the near term and contemplated a joint venture structure for the other, necessitating this impairment charge. During the year ended December 31, 2009, the Company recorded an $11.1 million non-cash asset impairment charge on a parcel of land held for development. These charges were the result of an analysis of each parcel’s estimated fair value (determined using internally developed models that were based on market assumptions and comparable sales data) compared to its current capitalized carrying value. The market assumptions used as inputs to the Company’s fair value model include construction costs, leasing assumptions, growth rates, discount rates, terminal capitalization rates and development yields, along with the Company’s current plans for each individual asset. The Company uses data on its existing portfolio of properties and its recent acquisition and development properties, as well as similar market data from third party sources, when available, in determining these inputs.

In 2010, a portion of the parking garage collapsed at one of the Company’s rental properties (Prospect Towers in Hackensack, New Jersey). The Company estimates that the costs related to such collapse (both expensed and capitalized), including providing for residents' interim needs, lost revenue and garage reconstruction, will be approximately $23.0 million, before insurance reimbursements of $12.0 million. The garage has been rebuilt with costs capitalized as incurred. Other costs, like those to accommodate displaced residents, lost revenue due to a portion of the property being temporarily unavailable for occupancy and legal costs, reduce earnings as they are incurred. Generally, insurance proceeds are recorded as increases to earnings as they are received. During the year ended December 31, 2011, the Company received approximately $6.1 million in insurance proceeds which offset expenses of $1.7 million that were recorded relating to this loss and are included in real estate taxes and insurance on the consolidated statements of operations. During the year ended December 31, 2010, the Company received approximately $4.0 million in insurance proceeds which fully offset the impairment charge recognized to write-off the net book value of the collapsed garage and partially offset expenses of $5.5 million that were recorded relating to this loss and are included in real estate taxes and insurance on the consolidated statements of operations.